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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 24, 2005

                            PVC CONTAINER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

 DELAWARE                       0-08791                13-2616435
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(State or Other          (Commission File No.)      (I.R.S. Employer
Jurisdiction                                       Identification No.)
of Incorporation)

               2 INDUSTRIAL WAY EAST, EATONTOWN, NEW JERSEY 07724
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (732) 542-0060

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 24, 2005, the Board of Directors of PVC Container Corporation appointed Matthew P. Sheppard to fill a vacancy on the Board of Directors.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005

                                          PVC Container Corporation

                                          By /s/ Jeffrey Shapiro
                                             ----------------------------------
                                             Name:  Jeffrey Shapiro
                                             Title:  Chief Financial Officer